Loss Per Share	6 Months Ended
Jun. 30, 2020
Loss Per Share [Abstract]
Loss Per Share
11.	Loss Per Share:

The Company calculates earnings/(loss) per share by dividing net income/(loss) available to common stockholders in each period by the weighted-average number of common shares outstanding during that period, after adjusting for the effect of cumulative dividends on the Series A Preferred Shares, whether or not earned, and only at periods when dividends on the Series A Preferred Shares are contractually allowed to accumulate.

Diluted earnings/(loss) per share, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional shares that would then share in the Company’s net income. As of June 30, 2020, securities that could potentially dilute basic loss per share that were excluded from the computation of diluted loss per share, because to do so would have been antidilutive for the period presented, were the incremental shares in connection with the 59,110,000 unexercised, as of June 30, 2020, Class A warrants (Note 7), calculated in accordance with the treasury stock method. The Company had no dilutive securities in the six month period ended June 30, 2019.

The components of the calculation of basic and diluted net loss per common share in each of the periods comprising the accompanying consolidated unaudited interim condensed statements of comprehensive income/(loss) are as follows:

	Six months ended June 30,	Six months ended June 30,
	2019	2020
Net income/(loss) and comprehensive income/(loss)	$316,572	$(404,468)
Less: Cumulative dividends on Series A Preferred Shares	(1,670,819)	—
Net loss and comprehensive loss available to common shareholders	(1,354,247)	(404,468)
Weighted average number of common shares outstanding, basic and diluted	2,400,000	8,027,649
Net loss per common share, basic and diluted	$(0.56)	$(0.05)